Income Taxes	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
Income Taxes
11.	Income Taxes

The components of the Company’s income tax provision expense are as follows (in thousands):

	Year ended December 31,
	2023	2022	2021
Current provision:
Federal	$(1,112)	$(68)	$2,536
State and local	(309)	268	795
Foreign	(582)	1,402	3,572
	(2,003)	1,602	6,903
Deferred expense (benefit):
Federal	—	8,882	(9,013)
State and local	(159)	3,552	(3,472)
Foreign	(520)	65	(213)
	(679)	12,499	(12,698)
Provision for (benefit from) income taxes	$(2,682)	$14,101	$(5,795)

Income (loss) before provision for income taxes consisted of the following (in thousands):

	Year ended December 31,
	2023	2022	2021
United States	$(63,831)	$(52,598)	$17,018
International	2,159	9,270	13,449
Total	$(61,672)	$(43,328)	$30,467

Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The 2017 Tax Cuts and Jobs Act (“TCJA”) amended Internal Revenue Code Section 174, effective for amounts paid or incurred for research and experimentation expenses in tax years beginning after December 31, 2021.  Prior to this change taxpayers could elect to expense these costs in the year incurred or amortize these them over 5 years.  Under the law as amended research and experimental expenses are capitalized and amortized over five years (15 years for expenditures attributable to foreign research). As such, The Company capitalized its Section 174 costs for fiscal year 2023 and 2022 in the amount of $3.1 million and $2.6 million, net of current year amortization. The Company’s deferred income tax assets and liabilities consisted of the following (in thousands):

	As of December 31,
	2023	2022
Deferred tax assets:
Accounts receivable	$2,473	5,123
Inventories	2,139	2,807
Property and equipment	2,207	296
Reserves and other accruals	64	389
Stock based compensation	1,942	2,673
Lease liabilities	18,684	20,668
Section 174 Costs	3,138	2,601
Credits and other	2,834	1,669
Net operating losses	13,191	9,921
Gross deferred tax assets	46,672	46,147
Valuation allowance	(25,670)	(24,128)
Total deferred tax assets, net	21,002	22,019

Deferred tax liabilities:
Prepaid expenses	(1,606)	(864)
Other	(233)	(773)
Right of Use of Asset	(17,556)	(19,514)
Total deferred tax liabilities	(19,395)	(21,151)
Net deferred tax assets	$1,607	$868

In accordance with ASC 740, Income Taxes, the Company evaluates whether a valuation allowance should be established against the net deferred tax assets based upon the consideration of all available evidence and using a “more-likely than-not” standard. Significant weight is given to evidence that can be objectively verified. The determination to record a valuation allowance is based on the recent history of cumulative losses and losses expected in the near future.

The Company’s U.S. federal consolidated filing group includes certain international entities. Based upon results of operations for the years ended December 31, 2023, 2022 and 2021, it is determined that it is not more likely than not that the Company will realize the benefit from the U.S. federal net deferred tax assets. As a result, the Company has recorded a valuation allowance against its net deferred tax assets for the year ended December 31, 2023 for its U.S. operations. The Company maintains valuation allowances against certain non-US loss corporations. Total valuation allowance against U.S. and non-U.S. deferred tax assets was $25.0 million and $24.1 million as of December 31, 2023 and 2022, respectively.

At December 31, 2023, the Company has net operating losses (“NOL”) carryforward of $34.6 million and $45.8 million of apportioned state NOL carryforwards available to reduce future taxable income, subject to the 80% NOL rule introduced by the TCJA of 2017. The state NOL carryforwards begin to expire in 2028. The Company has $2.2 million of NOL carryforwards in China as of December 31, 2023. The Company has $9.5 million of NOL carryforwards in Taiwan, which will begin to expire in 2026. The Company has $2.3 million NOLs in Hong Kong with indefinite carryforward. A valuation allowance was recorded on the NOLs in China, Taiwan, and Hong Kong. The Company has not provided for deferred income taxes on undistributed earnings of its foreign subsidiaries, as these amounts are considered indefinitely reinvested outside the United States. It is not practicable to determine the estimated income tax liability that might apply if these earnings were to be repatriated.

A reconciliation of the U.S. federal statutory tax rate to the Company’s effective tax rate is as follows:

	Year ended December 31,
	2023	2022	2021
Federal taxes at statutory rate	21.00%	21.00%	21.00%
State taxes, net of federal benefit	2.50	2.48	(6.85)
Permanent items:
Other nondeductible items	(0.35)	(0.30)	0.48
Subpart F income	(1.55)	(0.80)	—
Stock-based compensation	(10.94)	(10.88)	0.74
Foreign withholding tax	(0.82)	—	—
Research & development credit	0.34	1.57	—
Global intangible low-taxed income	(0.46)	—	—
Foreign rate differential and foreign tax credits	(1.39)	(0.74)	2.15
Canada Provision	1.92
Change in valuation allowance – U.S. Federal	(5.61)	(34.09)	(33.11)
Change in valuation allowance – U.S. States	(0.07)	(11.17)	—
Change in valuation allowance – Foreign	3.18	0.96	—
Change in uncertainty tax position (“FIN48”)	(2.54)	(0.10)	—
Other	(0.86)	(0.01)	(3.43)
Effective tax rate	4.35%	(32.08)%	(19.02)%

The significant items that caused the effective tax rate change related to the changes in valuation allowance, uncertainty tax position, and Canada provision.

Uncertain Tax Positions

As of the end of fiscal year 2023, the total liability for income tax associated with unrecognized tax benefits was $4.2 million. The Company’s effective tax rate will be affected by any portion of this liability we may recognize. The Company does not believe it is reasonably possible that any of the uncertain tax benefits will be recognized in the next 12 months. As such, all uncertain tax positions, including accrued interest, have been classified as long-term taxes payable on the consolidated balance sheets.

A reconciliation of the beginning and ending amounts of uncertain tax positions is as follows (in thousands):

	Year ended December 31,
	2023	2022
Beginning balance	$1,606	$1,563
Additions based on tax positions related to the prior year	2,592	43
Additions based on tax positions related to the current year	126	—
Reduction based on tax position related to settlements with taxing authorities	(62)	—
Reductions based on tax position related to a lapse of the applicable statute of limitation	(20)	—
Ending balance	$4,242	$1,606

The Company’s continuing practice is to recognize interest and penalties related to unrecognized tax benefits as tax expense. As of December 31, 2023 and 2022, interest and penalties related to uncertain tax positions were not material.

The Company files a consolidated federal income tax return in the United States, as well as combined and separate U.S. state income tax returns. Certain subsidiaries of the Company are subject to income tax in China, Taiwan, Hong Kong, and Canada. The Company is still subject to examination for federal income tax returns for the years 2020 through 2022, for certain U.S. state income tax returns for the years 2016 through 2022, and for certain foreign income tax returns for the years 2013 through 2022. In 2023, the Company settled the examinations with the Internal Revenue Service for the years 2012 through 2014 and with the California Franchise Tax Board for the years 2007 through 2012. As a result, reserve was reduced based on the current audit status.